                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                       --------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event report)                 MARCH 17,  1997


        The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of February 29, 1996 providing for the issuance of TMS SBA Loan-Backed Adjustable Rate Certificates, Series 1996-1, Class A and Class B), The Money Store Investment Corporation, The Money Store Commercial Mortgage Inc. and The Money Store of New York, Inc.

                             The Money Store, Inc.

   ===========================================================================
            (Exact name of regristrant as specified in its charter)

                                      33-98734
                                      --------
          New Jersey                  33-84492               68-6127681
          ----------                  --------               ----------
          State or other             (Commission           (IRS Employer
          jurisdiction of            File Number)          ID Number)
          incorporation)

                  2840 Morris Avenue, Union, New Jersey             07083
                  -------------------------------------------------------
                  (Address of principal executive officer)

          Registrant's Telephone Number,
          including area code:                             908-686-2000
                                                           ------------


                                       n/a
      ---------------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Item 5      Other Events
                     ----------------------------------------------------

                    Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the March 17, 1997 Remittance Date.

                                   SIGNATURES

                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        THE MONEY STORE INC.
                                        THE MONEY STORE INVESTMENT CORPORATION
                                        THE MONEY STORE COMMERCIAL MORTGAGE INC.
                                        THE MONEY STORE OF NEW YORK INC.

                                        By: \S\ Harry Puglisi
                                        ---------------------------------------
                                          Name:  Harry Puglisi
                                          Title:  Treasurer

          Dated:     March 31, 1997

SERVICER'S CERTIFICATE



IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT
DATED AS OF FEBRUARY 29, 1996, THE MONEY STORE INVESTMENT CORPORATION REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1996 - 1 FOR THE MARCH 12, 1997 DETERMINATION DATE

1.  AVAILABLE FUNDS                                                $5,395,587.83

2.  (A)  AGGREGATE CLASS A CERTIFICATE
         PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH          87,206,559.07

    (B)  AGGREGATE CLASS B CERTIFICATE
         PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH           6,563,934.56

    (C)  AGGREGATE POOL PRINCIPAL BALANCE
        AS REPORTED IN THE PRIOR MONTH                             93,769,995.96

3.  PRINCIPAL PREPAYMENTS RECEIVED DURING
    DUE PERIOD
     (A)  NUMBER OF ACCOUNTS                                                   6

     (B)  DOLLARS                                                     207,638.75

4.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
    BY CURTAILMENTS RECEIVED DURING THE DUE PERIOD                     44,718.07

5.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
    BY ALL EXCESS AND MONTHLY PAYMENTS IN RESPECT OF
    PRINCIPAL RECEIVED DURING THE DUE PERIOD                          224,644.45


6.  AGGREGATE AMOUNT OF INTEREST RECEIVED NET OF THE AGENT
    OF THE SBA's FEE, PREMIUM PROTECTION FEE, ADDITIONAL FEE
    AND PORTION PAYABLE TO REGISTERED HOLDERS                       1,147,214.78

7.  (A)  AMOUNT OF MONTHLY ADVANCE                                          0.00

    (B)  AMOUNT OF COMPENSATING INTEREST                                1,508.54

8.  DELINQUENCY AND FORECLOSURE INFORMATION
            (SEE  EXHIBIT  K)


9.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED BY
    REALIZED LOSSES ON A LIQUIDATED  LOAN                                                                   0.00

10.  (A)  CLASS A INTEREST DISTRIBUTION  AMOUNT:
          (i)   ACCRUED INTEREST                                    450,567.30
          (ii)  SHORTFALL, IF ANY, ON A PRECEDIN
                REMITTANCE  DATE  PLUS  INTEREST                          0.00
         (iii)  CLASS A INTEREST DISTRIBUTION AMOUNT
                ADJUSTMENT                                            (941.36)
      ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                                                                   449,625.94
                                                                                                                      4.83468753

     (B)  CLASS B INTEREST DISTRIBUTION  AMOUNT:

          (i)   ACCRUED INTEREST                                     36,922.20
          (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                REMITTANCE  DATE  PLUS  INTEREST                          0.00
         (iii)  CLASS B INTEREST DISTRIBUTION AMOUNT
                ADJUSTMENT                                             (77.20)
      ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                                                                    36,845.00
                                                                                                                      5.26357143

    (C)  CLASS A PRINCIPAL DISTRIBUTION  AMOUNT:
          (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
                AND OTHER RECOVERIES OF PRINCIPAL                   443,611.19
          (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
                INTEREST PURCHASED FOR BREACH OF
                WARRANTY AND RECEIVED BY THE TRUSTEE                      0.00
         (iii)  SUBSTITUTION  ADJUSTMENTS                                 0.00
          (iv)  UNGUARANTEED PERCENTAGE OF
                LOSSES THAT WERE LIQUIDATED                               0.00
           (v)  UNGUARANTEED PERCENTAGE OF SBA LOAN
                DELINQUENT 24 MONTHS OR
                UNCOLLECTIBLE                                             0.00
          (vi)  RECALCULATED PRINCIPAL ADJUSTMENT                     (868.48)
     TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                                                                      442,742.71
                                                                                                                      4.76067430

    (D)  CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
          (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
                AND OTHER RECOVERIES OF PRINCIPAL                    33,390.08
          (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
                INTEREST PURCHASED FOR BREACH OF
                WARRANTY AND RECEIVED BY THE TRUSTEE                      0.00
         (iii)  SUBSTITUTION  ADJUSTMENTS                                 0.00
          (iv)  UNGUARANTEED PERCENTAGE OF
                LOSSES THAT WERE LIQUIDATED                               0.00
           (v)  UNGUARANTEED PERCENTAGE OF SBA LOAN
                DELINQUENT 24 MONTHS OR
                UNCOLLECTIBLE                                             0.00
          (vi)  RECALCULATED PRINCIPAL ADJUSTMENT                      (65.37)
      TOTAL CLASS B PRINCIPAL DISTRIBUTION  AMOUNT                                                                     33,324.71
                                                                                                                      4.76067286

11. (A)  AMOUNT AVAILABLE IN THE SPREAD ACCOUNT
         IN CASH AND FROM LIQUIDATION
         OF PERMITTED  INSTRUMENTS                                                                                  4,005,963.11

    (B)  TRANSFER FROM SPREAD ACCOUNT TO CERTIFICATE
          ACCOUNT PURSUANT TO SECTION 6.02(b)(i)                                                                            0.00

12. (A)  AGGREGATE CLASS A CERTIFICATE PRINCIPAL
         BALANCE AFTER DISTRIBUTIONS TO BE MADE
         ON THE REMITTANCE DATE                                                                                    86,763,816.36
                                                                                                                    932.94426194

    (B)  AGGREGATE CLASS B CERTIFICATE PRINCIPAL
         BALANCE AFTER DISTRIBUTIONS TO BE MADE
         ON THE REMITTANCE DATE                                                                                     6,530,609.85
                                                                                                                    932.94426429

    (C)  POOL PRINCIPAL BALANCE AFTER  DISTRIBUTIONS
          TO BE MADE ON THE REMITTANCE DATE                                                                        93,293,928.54
                                                                                                                    932.93928540


13.  (A)  EXCESS SPREAD                                                                                                236,445.66

     (B)  EXTRA INTEREST                                                                                               292,367.10

     (C)  SPREAD ACCOUNT BALANCE                                                                                     4,005,963.11

     (D)  SPECIFIED SPREAD ACCOUNT REQUIREMENT                                                                       4,077,324.86

14.  (A)  WEIGHTED AVERAGE MATURITY                                                                                       228.816

     (B)  WEIGHTED AVERAGE SBA LOAN INTEREST RATE                                                                         10.425%


15.  (A)  SERVICING FEE FOR THE RELATED DUE PERIOD                                                                     109,977.65

     (B)  PREMIUM PROTECTION FEE FOR THE RELATED
          DUE PERIOD                                                                                                   123,679.85

     (C)  AMOUNTS TO BE DEPOSITED TO THE EXPENSE
          ACCOUNT                                                                                                        4,688.50

16.  AMOUNT OF REIMBURSEMENTS PURSUANT TO:

     (A)  SECTION  5.04 (b)                                                                                                  0.00

     (B)  SECTION  5.04 (c)                                                                                                  0.00

     (C)  SECTION  5.04 (d)(ii)                                                                                          3,909.68

     (D)  SECTION  5.04 (e)                                                                                                  0.00

     (E)  SECTION  5.04 (f)                                                                                            105,118.26


17.  (A)  CLASS A REMITTANCE RATE                                                                                           6.200
     (B)  CLASS B REMITTANCE RATE                                                                                          6.750%

18.  OTHER INFORMATION AS REQUESTED                                                                                          0.00

I, Harry Puglisi, Treasurer, represent that The Money Store Investment Corporation complied with section 6.09 of the Pooling and Servicing Agreement dated March 29, 1996 pertaining to Series 1996 - 1 in preparing the accompanying Servicer's Certificate.

THE  MONEY  STORE  INVESTMENT  CORPORATION

              By: \S\ Harry Puglisi
              ----------------------------
              HARRY PUGLISI
             TREASURER